UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 14, 2026

Hydrofarm Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 Main Street
Shoemakersville, PA 19555

(Address of Principal Executive
Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Hydrofarm Holdings Group, Inc (the “Company”) undertook a selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. On April 14, 2026, the Committee approved the engagement of CBIZ CPAs P.C. (“CBIZ CPAs”) as its independent registered public accounting firm for the fiscal year ending December 31, 2026. At the same time, the Committee dismissed Deloitte & Touche LLP (“Deloitte”) as independent registered public accounting firm of the Company effective April 14, 2026. This change was not a result of any disagreement between the Company and Deloitte.

The audit reports of Deloitte on the Company’s financial statements for the years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through April 14, 2026, there were: (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to them in its reports; and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Deloitte with a copy of the disclosures the Company is making in this Current Report on Form 8-K and requested that Deloitte furnish a letter to the Company addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made herein. A copy of Deloitte’s letter, stating its agreement with such statements, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through April 14, 2026, neither the Company nor anyone on its behalf consulted with CBIZ CPAs regarding: (i) the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAs concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

16.1	Letter from Deloitte & Touche LLP
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: April 17, 2026	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer & Executive Chairman of the Board of Directors
(Principal Executive Officer)